UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 16, 2025

HEALTHCARE TRIANGLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40903	84-3559776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 Stoneridge Dr., Suite 220 Pleasanton, CA 94588

(Address of principal executive offices)

(925)-270-4812

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HCTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 16, 2025, Healthcare Triangle, Inc. (the “Company”) and Niyama Healthcare, Inc., a Delaware corporation, a provider of Mental Health and Hospital Information Systems technology, across India, South East Asia, and Europe (the “Seller”) entered into an Asset Transfer Agreement (the “Agreement”). Pursuant to the Agreement, the Company agreed to purchase from the Seller the Transferred Assets (as defined below), and (ii) the Seller’s 100% shareholder equity interest in Ezovion Solutions Private Limited, Chennai, India - Hospital Information Systems SaaS Provider as Seller’s Equity (the “Transferred Equity”), as a whole and as a going concern in exchange for the Purchase Price (as defined below) . The acquisition also closed on June 16, 2025.

The total consideration for the acquisition, which is referred to herein as the “Purchase Price” is $5.7 million which includes: (1) $1.5 million in cash, of which $1.2 million is due on the Closing Date and $300,000 to be paid at the later of the satisfaction of certain withholding requirements or within 120 days of the Closing Date; (2) a number of shares of restricted common stock of the Company equal to $3,000,000 dividied by $0.00868, issued on the Closing Date; and (3) up to $1.2 million in earn-out payments contingent on first-year financial performance targets to be agreed upon within 90 days of the Closing Date. “Transferred Assets” includes all (i) software intellectual property owned by the Seller, (ii) Seller customer contracts; (iii) government and regulatory permits, licenses, concessions, or other similar consents held by the Seller for or in connection with the Seller’s Mental Health, Hospital Information Systems and technology business and (iv) business and financial records and documents connected with or relating to the Seller’s Mental Health, Hospital Information Systems and technology business.

The acquisition excludes any and all liabilities and obligations associated with the Seller’s business outstanding as of June 16, 2025.

Under the Agreement, the Seller agreed to indemnify the Company and save and hold it harmless against any and all judgments, awards, liabilities, losses, costs or damages, including reasonable fees and expenses of attorneys, accountants, and other professional advisors, actually incurred, whether involving a dispute solely among the parties to the Agreement or otherwise, or incurred in investigating, defending or settling any claim, action or cause of action suffered, incurred or paid, directly or indirectly, arising out of or related to any third-party claims made against the Company as a result of (1) a failure of any of the Seller’s representations (as qualified and modified by Seller’s Disclosure Letter); (2) a breach of any covenant made by the Seller in the Agreement; or (3) the conduct of the business of the Seller or Ezovion Solutions Private Limited, Channai prior to the Closing Date. The Agreement also contains representation, warranties and covenants usually found in similar acquisition agreements.

During the transition period through August 15, 2025, the Seller will continue to support operational continuity including revenue collection and payfroll processing while the full integration with the Company’s systems and personnel is under way. Under the Agreement, the Seller shall receive and account for revenues generated by the business operations transferred to the Company. All revenues collected by the Seller after the date of the Agreement through June 30, 2025 on behalf of the Company will be remitted to the Company no later than August 15, 2025 and all revenues received by the Seller after June 30, 2025 shall be remitted to the Company within 5 business days after receipt.

The Agreement contains non-disclosure obligations for a period of two years following the earlier of the Closing Date or the expiry or termination of the Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.

Item 3.02. Unregistered Sale of Equity Securities

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On June 16, 2025, the Company issued a press release announcing, among other things, the entry into the transaction described herein. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference into any filing of the Company under the Securities Act, as amended or the Exchange Act, except as otherwise expressly stated in such filing.

Forward Looking Statements

This Current Report contains forward-looking statements that involve risks and uncertainties intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of current or historical fact contained in this Current Report, including statements regarding the Company’s expected timeline for compliance with the Nasdaq’s Corporate Governance Rules, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “should,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “will,” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements. The Company has based these forward-looking statements on the current expectations about future events held by management. While the Company believes these expectations are reasonable, such forward-looking statements are inherently subject to risks and uncertainties, many of which are beyond the Company’s control. The Company’s actual future results may differ materially from those discussed here for various reasons. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The forward-looking statements included in this Current Report are made only as of the date hereof. We do not undertake any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

Item 9.01 Financial Statements and Exhibits.

The financial statements required pursuant to Item 9.01 (a) and (b) will be filed with an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date of this Currenet Report on Form 8-K.

Exhibit No.	Description
10.1	Asset and Stock Transfer Agreement, dated June 16, 2025, by and amongHealthcare Triangle, Inc., through its wholly owned subsidiary QuantumNexis Inc., and Niyama Healthcare, Inc,.
99.1	Press Release dated June 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document ).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Triangle, Inc.

Date: June 23, 2025	By:	/s/ David Ayanoglou
	Name:	David Ayanoglou
	Title:	Chief Financial Officer

3